                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ___________

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            May 12, 2000


                       OLD DOMINION ELECTRIC COOPERATIVE
            (Exact name of Registrant as specified in its charter)



         VIRGINIA                          33-46795            23-7048405
(State or other jurisdiction of          (Commission          (IRS employer
incorporation or organization)           File Number)       identification no.)


4201 Dominion Boulevard, Glen Allen, Virginia                     23060
(Address of principal executive offices)                        (Zip code)


                                (804) 747-0592
             (Registrant's telephone number, including area code)

                                  ___________

                       OLD DOMINION ELECTRIC COOPERATIVE

                                     INDEX


                                                                               Page
                                                                              Number
                                                                              ------
Item 4.      Changes in Registrant's Certifying Accountant                       3

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits  3

Signatures                                                                       4

Exhibit Index                                                                    5

Item 4. Changes in Registrant's Certifying Accountant

        (a)  Previous independent accountants

             (i) On May 12, 2000, Old Dominion Electric Cooperative ("Registrant") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

             (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

             (iii) In connection with its audits for the two most recent fiscal years and through May 12, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

             (iv) During the two most recent fiscal years and through May 12, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

             (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 15, 2000, is filed as Exhibit 16 to this Form 8-K.

        (b)  New independent accountants

             (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of May 12, 2000. During the two most recent fiscal years and through May 12, 2000, the Registrant has not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or
                   (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

        (a)  Financial Statements of Businesses Acquired

             Not applicable

        (b)  Pro Forma Financial Information

             Not applicable

        (c)  Exhibits

             16. Letter from PricewaterhouseCoopers re Item 4(a).

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              OLD DOMINION ELECTRIC COOPERATIVE
                                                          Registrant



Date:  May 17, 2000                                   /s/ Daniel M. Walker
                                              ----------------------------------
                                                       Daniel M. Walker
                                                   Senior Vice President of
                                                     Accounting and Finance
                                                    (Chief Financial Officer)

                                 EXHIBIT INDEX

Exhibit                                                           Page
Number                 Description of Exhibit                     Number
------                 ----------------------                     ------

 16       Letter from PricewaterhouseCoopers LLP re Item 4(a).      6